NEWS RELEASE
W. R. Berkley Corporation 475 Steamboat Road Greenwich, Connecticut 06830 (203) 629-3000

FOR IMMEDIATE RELEASE     CONTACT:    Karen A. Horvath
Vice President - External
Financial Communications
(203) 629-3000

W. R. Berkley Corporation Reports First Quarter Results
Return on Equity of 17.4%;
Quarterly Net Investment Income of $223 Million Driven By Core Portfolio Increase of 80.7%

Greenwich, CT, April 20, 2023 - W. R. Berkley Corporation (NYSE: WRB) today reported its first quarter 2023 results.
Summary Financial Data
(Amounts in thousands, except per share data)

	First Quarter
	2023	2022

Gross premiums written	$3,049,317	$2,859,837
Net premiums written	2,574,824	2,413,254

Net income to common stockholders	294,126	590,638
Net income per diluted share	1.06	2.12

Operating income (1)	275,966	306,921
Operating income per diluted share	1.00	1.10

Return on equity (2)	17.4%	35.5%
Operating return on equity (1) (2)	16.4%	18.5%

(1)Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains (losses) and related expenses.
(2)Return on equity and operating return on equity represent net income and operating income, respectively, expressed on an annualized basis as a percentage of beginning of year common stockholders’ equity.

W. R. Berkley Corporation        2

First quarter highlights included:
•Return on equity of 17.4%.
•Book value per share grew 7.2% prior to dividends and share repurchases.
•Net investment income grew 28.8% to $223.4 million.
•Average rate increases excluding workers' compensation were approximately 8.3%.
•Pre-tax underwriting income of $234.4 million.
•The current accident year combined ratio before catastrophe losses of 1.9 loss ratio points was 87.7%.
•The reported combined ratio was 90.6%, including current accident year catastrophe losses of $47.9 million and prior year development principally from property catastrophe losses of approximately $24 million.
•Total capital returned to shareholders was $293.8 million, consisting of $132.3 million of special dividends, $26.3 million of regular dividends and $135.2 million of share repurchases.

The Company commented:
The Company reported strong results for the first quarter of 2023, with continued strong underwriting performance and significant growth in investment income. The annualized return on equity was 17.4% and growth in book value per share, prior to dividends and share repurchases, was 7.2%.

The business continued to grow in areas that we anticipate will meet or exceed our targeted risk-adjusted return. While there is greater evidence that market segments and lines of business are not all moving in lock-step, our structure and discipline enable us to execute on and manage each of these cycles to optimize profitability, even as we maintain a prudent view of loss trends. We continue to carefully evaluate the available opportunities to deploy capital as we selectively expand our business.

Net investment income grew almost 29% during the quarter as an increasingly greater portion of the fixed-maturity portfolio was (re)invested at higher interest rates. We maintained the short duration and high quality of our fixed-maturity portfolio, given the inverted yield curve and market volatility.

The Company continues to focus on risk-adjusted return in all aspects of its business. Over time, this discipline has allowed us to navigate risks and embrace opportunities to deliver superior results for our shareholders. We remain encouraged about the opportunities that we see in 2023 and beyond.

W. R. Berkley Corporation        3
Webcast Conference Call
    The Company will hold its quarterly conference call with analysts and investors to discuss its earnings and other information on April 20, 2023, at 5:00 p.m. eastern time. The conference call will be webcast live on the Company's website at https://ir.berkley.com/events-and-presentations/default.aspx. Please log on at least ten minutes early to register and download and install any necessary software. A replay of the webcast will be available on the Company's website approximately two hours after the end of the conference call. Additional financial information can be found on the Company's website at https://ir.berkley.com/investor-relations/financial-information/quarterly-results/default.aspx.
About W. R. Berkley Corporation
    Founded in 1967, W. R. Berkley Corporation is an insurance holding company that is among the largest commercial lines writers in the United States and operates worldwide in two segments of the property casualty business: Insurance and Reinsurance & Monoline Excess.

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Forward Looking Information

This is a “Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995. Any forward-looking statements contained herein, including statements related to our outlook for the industry and for our performance for the year 2023 and beyond, are based upon the Company’s historical performance and on current plans, estimates and expectations. The inclusion of this forward-looking information should not be regarded as a representation by us or any other person that the future plans, estimates or expectations contemplated by us will be achieved. They are subject to various risks and uncertainties, including but not limited to: the cyclical nature of the property casualty industry; the impact of significant competition, including new entrants to the industry; the long-tail and potentially volatile nature of the insurance and reinsurance business; product demand and pricing; claims development and the process of estimating reserves; investment risks, including those of our portfolio of fixed maturity securities and investments in equity securities, including investments in financial institutions, municipal bonds, mortgage-backed securities, loans receivable, investment funds, including real estate, merger arbitrage, energy related and private equity investments; the effects of emerging claim and coverage issues; the uncertain nature of damage theories and loss amounts, including claims for cybersecurity-related risks; natural and man-made catastrophic losses, including as a result of terrorist activities; the ongoing COVID-19 pandemic; the impact of climate change, which may alter the frequency and increase the severity of catastrophe events; general economic and market activities, including inflation, interest rates, and volatility in the credit and capital markets; the impact of the conditions in the financial markets and the global economy, and the potential effect of legislative, regulatory, accounting or other initiatives taken in response, on our results and financial condition; foreign currency and political risks (including those associated with the United Kingdom's withdrawal from the European Union, or "Brexit") relating to our international operations; our ability to attract and retain key personnel and qualified employees; continued availability of capital and financing; the success of our new ventures or acquisitions and the availability of other opportunities; the availability of reinsurance; our retention under the Terrorism Risk Insurance Program Reauthorization Act of 2019; the ability or willingness of our reinsurers to pay reinsurance recoverables owed to us; other legislative and regulatory developments, including those related to business practices in the insurance industry; credit risk related to our policyholders, independent agents and brokers; changes in the ratings assigned to us or our insurance company subsidiaries by rating agencies; the availability of dividends from our insurance company subsidiaries; potential difficulties with technology and/or cyber security issues; the effectiveness of our controls to ensure compliance with guidelines, policies and legal and regulatory standards; and other risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These risks and uncertainties could cause our actual results for the year 2023 and beyond to differ materially from those expressed in any forward-looking statement we make. Any projections of growth in our revenues would not necessarily result in commensurate levels of earnings. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

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W. R. Berkley Corporation        5
Consolidated Financial Summary
(Amounts in thousands, except per share data)

	First Quarter
	2023	2022
Revenues:
Net premiums written	$2,574,824	$2,413,254
Change in unearned premiums	(83,392)	(164,167)
Net premiums earned	2,491,432	2,249,087
Net investment income	223,398	173,512
Net investment gains:
Net realized and unrealized gains on investments	22,611	369,882
Change in allowance for credit losses on investments	399	(3,617)
Net investment gains	23,010	366,265
Revenues from non-insurance businesses	124,200	97,776
Insurance service fees	32,857	27,951
Other Income	107	818
Total Revenues	2,895,004	2,915,409
Expenses:
Loss and loss expenses	1,538,755	1,339,252
Other operating costs and expenses	825,575	713,899
Expenses from non-insurance businesses	122,767	94,855
Interest expense	31,836	34,970
Total expenses	2,518,933	2,182,976
Income before income tax	376,071	732,433
Income tax expense	(80,342)	(139,403)
Net Income before noncontrolling interests	295,729	593,030
Noncontrolling interest	(1,603)	(2,392)
Net income to common stockholders	$294,126	$590,638

Net income per share:
Basic	$1.07	$2.13
Diluted	$1.06	$2.12

Average shares outstanding (1):
Basic	274,977	276,772
Diluted	277,339	279,157

(1)Basic shares outstanding consist of the weighted average number of common shares outstanding during the period (including shares held in a grantor trust). Diluted shares outstanding consist of the weighted average number of basic and common equivalent shares outstanding during the period.

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Business Segment Operating Results
(Amounts in thousands, except ratios) (1)

	First Quarter
	2023	2022
Insurance:
Gross premiums written	$2,652,234	$2,484,799
Net premiums written	2,210,834	2,073,291
Net premiums earned	2,181,876	1,962,835
Pre-tax income	352,199	382,412
Loss ratio	62.8%	59.5%
Expense ratio	28.7%	28.1%
GAAP Combined ratio	91.5%	87.6%

Reinsurance & Monoline Excess:
Gross premiums written	$397,083	$375,038
Net premiums written	363,990	339,963
Net premiums earned	309,556	286,252
Pre-tax income	101,712	57,628
Loss ratio	54.5%	59.9%
Expense ratio	29.5%	29.5%
GAAP Combined ratio	84.0%	89.4%

Corporate and Eliminations:
Net investment gains	$23,010	$366,265
Interest expense	(31,836)	(34,970)
Other expenses	(69,014)	(38,902)
Pre-tax loss (income)	(77,840)	292,393

Consolidated:
Gross premiums written	$3,049,317	$2,859,837
Net premiums written	2,574,824	2,413,254
Net premiums earned	2,491,432	2,249,087
Pre-tax income	376,071	732,433
Loss ratio	61.8%	59.5%
Expense ratio	28.8%	28.3%
GAAP Combined ratio	90.6%	87.8%

(1)Loss ratio is losses and loss expenses incurred expressed as a percentage of premiums earned. Expense ratio is underwriting expenses expressed as a percentage of premiums earned. GAAP combined ratio is the sum of the loss ratio and the expense ratio.

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Supplemental Information
(Amounts in thousands)

	First Quarter
	2023	2022
Net premiums written:
Other liability	$901,879	$830,067
Short-tail lines (1)	444,112	393,918
Workers' compensation	309,984	303,420
Commercial automobile	301,226	279,528
Professional liability	253,633	266,358
Total Insurance	2,210,834	2,073,291
Casualty reinsurance	203,337	198,156
Monoline excess	104,518	92,536
Property reinsurance	56,135	49,272
Total Reinsurance & Monoline Excess	363,990	339,963
Total	$2,574,824	$2,413,254

Current accident year losses from catastrophes (including COVID-19 related losses):
Insurance	$45,242	$10,767
Reinsurance & Monoline Excess	2,627	18,064
Total	$47,869	$28,831

Net Investment income:
Core portfolio (2)	$202,962	$112,312
Investment funds	2,180	52,013
Arbitrage trading account	18,256	9,187
Total	$223,398	$173,512

Net realized and unrealized gains on investments:
Net realized (losses) gains on investments	$(20,793)	$276,669
Change in unrealized gains on equity securities	43,404	93,213
Total	$22,611	$369,882

Other operating costs and expenses:
Policy acquisition and insurance operating expenses	$718,276	$635,453
Insurance service expenses	25,180	22,466
Net foreign currency losses (gains)	9,495	(4,168)
Other costs and expenses	72,624	60,148
Total	$825,575	$713,899

Cash flow from operations	$445,323	$477,682

Reconciliation of net income to operating income:
Net income	$294,126	$590,638
Pre-tax investment gains, net of related expenses	(23,010)	(361,034)
Income tax expense	4,850	77,317
Operating income after-tax (3)	$275,966	$306,921

(1)Short-tail lines include commercial multi-peril (non-liability), inland marine, accident and health, fidelity and surety, boiler and machinery and other lines.
(2)Core portfolio includes fixed maturity securities, equity securities, cash and cash equivalents, real estate and loans receivable.
(3)Operating income is a non-GAAP financial measure defined by the Company as net income excluding after-tax net investment gains. Net investment gains are computed net of related expenses, including performance-based compensatory costs associated with realized investment gains. Management believes this measurement provides a useful indicator of trends in the Company’s underlying operations.

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Selected Balance Sheet Information
(Amounts in thousands, except per share data)

	March 31, 2023	December 31, 2022

Net invested assets (1)	$24,957,826	$24,545,672
Total assets	34,296,064	33,815,103
Reserves for losses and loss expenses	17,431,635	17,011,223
Senior notes and other debt	1,827,981	1,828,823
Subordinated debentures	1,008,551	1,008,371
Common stockholders' equity (2)	6,944,015	6,748,332
Common stock outstanding (3)	262,537	264,546
Book value per share (4)	26.45	25.51
Tangible book value per share (4)	25.53	24.58

(1)Net invested assets include investments, cash and cash equivalents, trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases, net of related liabilities.
(2)As of March 31, 2023, reflected in common stockholders' equity are after-tax unrealized investment losses of $712 million and unrealized currency translation losses of $367 million. As of December 31, 2022, after-tax unrealized investment losses were $893 million and unrealized currency translation losses were $372 million.
(3)During the three months ended March 31, 2023, the Company repurchased 2,038,391 shares of its common stock for $135.2 million. The number of shares of common stock outstanding excludes shares held in a grantor trust.
(4)Book value per share is total common stockholders’ equity divided by the number of common shares outstanding. Tangible book value per share is total common stockholders’ equity excluding the after-tax value of goodwill and other intangible assets divided by the number of common shares outstanding.

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Investment Portfolio
March 31, 2023
(Amounts in thousands, except percentages)

	Carrying Value	Percent of Total
Fixed maturity securities:
United States government and government agencies	$1,049,267	4.2%
State and municipal:
Special revenue	1,674,483	6.7%
Local general obligation	434,679	1.8%
State general obligation	422,832	1.7%
Corporate backed	196,817	0.8%
Pre-refunded	108,915	0.4%
Total state and municipal	2,837,726	11.4%
Mortgage-backed securities:
Agency	1,081,356	4.4%
Commercial	583,745	2.3%
Residential - Prime	232,602	0.9%
Residential - Alt A	3,425	0.0%
Total mortgage-backed securities	1,901,128	7.6%
Asset-backed securities	3,845,453	15.4%
Corporate:
Industrial	3,385,444	13.6%
Financial	2,626,304	10.5%
Utilities	627,327	2.5%
Other	486,574	1.9%
Total corporate	7,125,649	28.5%
Foreign government	1,331,890	5.4%
Total fixed maturity securities (1)	18,091,113	72.5%
Equity securities available for sale:
Common stocks	1,057,599	4.2%
Preferred stocks	222,356	0.9%
Total equity securities available for sale	1,279,955	5.1%
Cash and cash equivalents (2)	1,843,534	7.4%
Investment funds (3)	1,600,775	6.4%
Real estate	1,338,504	5.4%
Arbitrage trading account	609,001	2.4%
Loans receivable	194,944	0.8%
Net invested assets	$24,957,826	100.0%

(1)Total fixed maturity securities had an average rating of AA- and an average duration of 2.4 years, including cash and cash equivalents.
(2)Cash and cash equivalents includes trading accounts receivable from brokers and clearing organizations, trading account securities sold but not yet purchased and unsettled purchases.
(3)Investment funds are net of related liabilities of $0.8 million.